EXHIBIT 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Hi-Lo Automotive, Inc., a Delaware corporation (the "Company"), does hereby appoint T. Michael Young and K. Grant Hutchins, and each of them severally, with full power of substitution, his true and lawful attorney-in-fact and agent (with full power and authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent or any of them may deem necessary or advisable to enable the Company to comply with requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Act of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein (collectively, the "Registration Statement"), relating to the periodic offering and sale of up to an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company pursuant to the Hi-Lo Automotive, Inc. 1990 Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney-in-fact and agent, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of May, 1996.

                                                   /s/ Richard C. Adkerson
                                                   SIGNATURE

                                                   Richard C. Adkerson
                                                   PLEASE PRINT FULL NAME

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Hi-Lo Automotive, Inc., a Delaware corporation (the "Company"), does hereby appoint T. Michael Young and K. Grant Hutchins, and each of them severally, with full power of substitution, his true and lawful attorney-in-fact and agent (with full power and authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent or any of them may deem necessary or advisable to enable the Company to comply with requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Act of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein (collectively, the "Registration Statement"), relating to the periodic offering and sale of up to an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company pursuant to the Hi-Lo Automotive, Inc. 1990 Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney-in-fact and agent, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of May, 1996.

                                                /s/ Richard Q. Armstrong
                                                SIGNATURE

                                                Richard Q. Armstrong
                                                PLEASE PRINT FULL NAME

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Hi-Lo Automotive, Inc., a Delaware corporation (the "Company"), does hereby appoint T. Michael Young and K. Grant Hutchins, and each of them severally, with full power of substitution, his true and lawful attorney-in-fact and agent (with full power and authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent or any of them may deem necessary or advisable to enable the Company to comply with requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Act of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein (collectively, the "Registration Statement"), relating to the periodic offering and sale of up to an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company pursuant to the Hi-Lo Automotive, Inc. 1990 Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney-in-fact and agent, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of May, 1996.

                                               /s/ Charles P. Durkin, Jr.
                                               SIGNATURE

                                               Charles P. Durkin
                                               PLEASE PRINT FULL NAME

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Hi-Lo Automotive, Inc., a Delaware corporation (the "Company"), does hereby appoint T. Michael Young and K. Grant Hutchins, and each of them severally, with full power of substitution, his true and lawful attorney-in-fact and agent (with full power and authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent or any of them may deem necessary or advisable to enable the Company to comply with requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Act of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein (collectively, the "Registration Statement"), relating to the periodic offering and sale of up to an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company pursuant to the Hi-Lo Automotive, Inc. 1990 Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney-in-fact and agent, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of May, 1996.

                                                   /s/ E. James Lowrey
                                                   SIGNATURE

                                                   E. James Lowrey
                                                   PLEASE PRINT FULL NAME

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Hi-Lo Automotive, Inc., a Delaware corporation (the "Company"), does hereby appoint T. Michael Young and K. Grant Hutchins, and each of them severally, with full power of substitution, his true and lawful attorney-in-fact and agent (with full power and authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent or any of them may deem necessary or advisable to enable the Company to comply with requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Act of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein (collectively, the "Registration Statement"), relating to the periodic offering and sale of up to an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company pursuant to the Hi-Lo Automotive, Inc. 1990 Stock Option Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney-in-fact and agent, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of May, 1996.

                                                /s/ Edward T. Story, Jr.
                                                SIGNATURE

                                                Edward T. Story, Jr.
                                                PLEASE PRINT FULL NAME